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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                ____________

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


                           _____________________



                     Date of Report (Date of earliest
                      event reported) August 14, 1996



              PARACELSUS HEALTHCARE CORPORATION
    (Exact name of registrant as specified in its charter)



  California              33-67040               95-3565943
 (State of        (Commission File Number)    (IRS Employer
incorporation)                              Identification No.)


      515 W. Greens Road, Suite 800,
     Houston, Texas                                77067
(Address of principal executive offices)         (Zip Code)



                      (713) 583-5491
             (Registrant's telephone number,
                    including area code)


                             N/A
(Former name or former address, if changed since last report)


                         Exhibit Index is on Page 10

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Items 1-4. Not Applicable.

Item 5.      Other Events.

            On August 14, 1996, the Board of Directors of Paracelsus Healthcare Corporation, a California corporation (the "Company"), declared a dividend payable August 16, 1996 of one right (a "Right") for each outstanding share of common stock, no stated value per share ("Common Stock"), of the Company held of record at the close of business on August 15, 1996 (the "Record Time"), or issued thereafter and prior to the Separation Time (as hereinafter defined) and thereafter pursuant to options and convertible securities outstanding at the Separation Time. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of August 16, 1996 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services L.L.C., as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Separation Time, one one-hundredth of a share of Participating Preferred Stock, par value $.01 per share ("Participating Preferred Stock"), for $42.50 (the "Exercise Price"), subject to adjustment.

            The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Separation Time") (i) the tenth business day (or such later date as the qualified directors of the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, and (ii) the tenth day after the first date (the "Flip-in Date") (or such earlier or later date as the qualified directors of the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred) of public announcement by the Company or any Person that such Person has become an Acquiring Person, other than as a result of a Flip-over Transaction or Event (as defined below); provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time; and provided further that if a tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made. An Acquiring
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Person is any Person having Beneficial Ownership (as defined in the Rights
Agreement) of 25% or more of the Total Voting Power (as defined in the Rights Agreement) of the Company, which term shall not include (i) the Company, any wholly-owned subsidiary of the Company or any employee stock ownership or other employee benefit plan of the Company, (ii) any Person who is the Beneficial Owner of 25% or more of the Total Voting Power of the Company as of the date of the Rights Agreement or who shall become the Beneficial Owner of 25% or more of the Total Voting Power of the Company solely as a result of an acquisition of Voting Securities (as defined in the Rights Agreement) by the Company, until such time as such Person acquires any Voting Securities of the Company, other than through a dividend or stock split or in accordance with the Shareholder Agreement dated August 16, 1996 between the Company and Park Hospital GmbH (the "Shareholder Agreement"), and is thereafter the Beneficial Owner of 25% or more of the Total Voting Power of the Company, (iii) any Person who becomes an Acquiring Person without any plan or intent to seek or affect control of the Company if such Person, upon notice by the Company, promptly divests sufficient securities such that such 25% or greater Beneficial Ownership ceases, (iv) any Person who Beneficially Owns Voting Securities consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by the Company in connection with an agreement to merge with, or acquire, the Company at a time at which there is no Acquiring Person, (B) shares owned by such Person and its Affiliates and Associates at the time of such grant and (C) shares, amounting to less than 1% of the Total Voting Power of the Company, acquired by Affiliates and Associates of such Person after the time of such grant or (v) any Person who becomes the Beneficial Owner of any Voting Securities of the Company solely as a result of an acquisition of Voting Securities pursuant to the Shareholder Agreement, for so long as such Person remains bound by and a party to the Shareholder Agreement, until such time as such Person becomes the Beneficial Owner (other than by means of a stock dividend, stock split or an acquisition in accordance with the Shareholder Agreement) of any Voting Securities of the Company and such Person thereafter is the Beneficial Owner of 25% or more of the Total Voting Power of the Company. The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Stock. Common Stock certificates issued after the Record Time but prior to the Separation Time shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may
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be amended from time to time).  Notwithstanding the absence of the aforementioned legend, certificates evidencing shares of Common Stock outstanding at the Record Time shall also evidence one Right for each share of Common Stock evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Separation Time.

            The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below),
(ii) the close of business on August 16, 2006, (iii) the date on which the Rights are redeemed as described below and (iv) upon the merger of the Company into another corporation pursuant to an agreement entered into when there is no Acquiring Person (in any such case, the "Expiration Time").

            The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Stock dividend on, or a subdivision or a combination into a smaller number of shares of, Common Stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Stock.

            In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide, to the extent permitted by applicable law, that each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of Common Stock or Participating Preferred Stock of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement of an Acquiring Person's becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the qualified directors of the Board of Directors of the Company may, at their option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the Total Voting Power of the

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Company, elect to exchange all (but not less than all) the then outstanding
Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Separation Time (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of shares of Common Stock equal to the Exchange Ratio.

            Whenever the Company shall become obligated under the preceding paragraph to issue shares of Common Stock upon exercise of or in exchange for Rights, the Company, at its option, may substitute therefor shares of Participating Preferred Stock, at a ratio of one one-hundredth of a share of Participating Preferred Stock for each share of Common Stock so issuable.

            In the event that prior to the Expiration Time the Company enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person controls the Board of Directors of the Company and any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Voting Securities, (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time of such sale or transfer of assets or at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person

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controls the Board of Directors of the Company or (iii) any Acquiring
Person shall (A) sell, purchase, lease, exchange, mortgage, pledge, transfer or otherwise acquire or dispose of, to, from, or with, as the case may be, the Company or any of its Subsidiaries, over any period of 12 consecutive calendar months, assets (x) having an aggregate fair market value of more than $15,000,000 or (y) on terms and conditions less favorable to the Company than the Company would be able to obtain through arm's-length negotiations with an unaffiliated third party, (B) receive any compensation for services from the Company or any of its subsidiaries, other than compensation for full-time employment as a regular employee at rates in accordance with the Company's (or its subsidiaries') past practices, (C) receive the benefit, directly or indirectly (except proportionately as a shareholder), over any period of 12 consecutive calendar months, of any loans, advances, guarantees, pledges, insurance, reinsurance or other financial assistance or any tax credits or other tax advantage provided by the Company or any of its subsidiaries involving an aggregate principal amount in excess of $5,000,000 or an aggregate cost or transfer of benefits from the Company or any of its subsidiaries in excess of $5,000,000 or, in any case, on terms and conditions less favorable to the Company than the Company would be able to obtain through arm's-length negotiations with a third party, or (D) increase by more than 1% its proportionate share of the outstanding shares of any class of equity securities or securities convertible into any class of equity securities of the Company or any of its subsidiaries as a result of any acquisition from the Company (with or without consideration), any reclassification of securities (including any reverse stock split), or recapitalization, of the Company, or any merger or consolidation of the Company with any of its subsidiaries or any other transaction or series of transactions (whether or not with or into or otherwise involving an Acquiring Person), (a "Flip-over Transaction or Event"), the Company shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event
(i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity

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having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

            The qualified directors of the Board of Directors of the Com-pany may, at their option, at any time prior to the close of business on the Flip-in Date, redeem all (but not less than all) the then outstanding Rights at a price of $0.01 per Right) (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the qualified directors of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

            The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.

            The Rights will not prevent a takeover of the Company.
However, the Rights may cause substantial dilution to a person or group that acquires 25% or more of the Total Voting Power of the Company unless the Rights are first redeemed by the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its shareholders because the Rights can be redeemed on or prior to the close of business on the Flip-in Date, before the consummation of such transaction.

            As of August 20, 1996 there were 54,733,417 shares of Common Stock issued (of which all were outstanding and none were held in treasury) and 10,087,137 shares reserved for issuance pursuant to employee benefit plans, options, warrants, subscription rights and convertible securities. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

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The Company's Board of Directors has reserved for issuance upon exercise of the Rights 1,500,000 shares of Participating Preferred Stock.

            The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibits thereto.

Item 6.     Not Applicable.

Item 7.     Exhibits.

 (1) Rights Agreement, which includes as Exhibit A the forms of Rights Certificate and Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the Participating Preferred Stock.

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                            SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PARACELSUS HEALTHCARE CORPORATION



                              By:/s/ James G. VanDevender
                                 ------------------------
                                 James G. VanDevender
                                 Executive Vice President and
                                   Chief Financial Officer




Date:  August 21, 1996

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                               EXHIBIT INDEX

 Exhibit No.         Description

      4.1 Shareholder Protection Rights Agreement, dated as of August 16, 1996 (the "Rights Agreement"), between Paracelsus
                     Healthcare Corporation (the "Company")
                     and ChaseMellon Shareholder Services
                     L.L.C., as Rights Agent, including as
                     Exhibit A the forms of Rights Certificate and of Election to Exercise and as Exhibit B the form of Certificate of Designation and Terms of the
                     Participating Preferred Stock of the
                     Company.*


____________________
* Filed as Exhibit 4.1 to the Registration Statement on Form 8-A filed by the Company on August 21, 1996 and incorporated herein by reference.